SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material under Rule 14a-12

                             Warren Resources, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

                             [WARREN RESOURCES LOGO]

                             WARREN RESOURCES, INC.
                          489 Fifth Avenue, 32nd Floor
                               New York, NY 10017



April 24, 2003



Dear Stockholder:

         I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders on Wednesday, May 21, 2003, at 9:30 a.m. at The Cornell Club, 6 East 44th Street, New York, NY 10017.

         At this year's meeting, you will vote on:

          o    the election of seven Directors, and

          o    the   ratification   of  Grant  Thornton  LLP's   appointment  as
               independent auditors.

         Attached you will find a notice of meeting and proxy statement that contains further information about these items and the meeting itself.

         We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy. You may vote by signing and returning your proxy card in the enclosed envelope.



                                             Sincerely,


                                             /s/ Norman F. Swanton

                                             Norman F. Swanton
                                             Chairman & Chief Executive Officer

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Warren Resources, Inc.

         The Annual Meeting of Stockholders of Warren Resources, Inc. (the "Company") will be held at The Cornell Club, 6 East 44th Street, New York, NY 10017, on Wednesday, May 21, 2003, at 9:30 a.m., local time. The purposes of the meeting are:

     1. To elect seven members of the Board of Directors to serve until the 2004 Annual Meeting of Stockholders,

     2. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company to serve for the 2003 fiscal year, and

     3. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

         The Board of Directors has set April 17, 2003, as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to receive this notice of the meeting, and vote at the meeting and any adjournments or postponements of the meeting.

         We will make available a list of Stockholders as of the close of business on April 17, 2003, for inspection by Stockholders during normal business hours from May 7 to May 21, 2003, at the Company's principal place of business, 489 Fifth Avenue, 32nd Floor, New York, NY 10017. This list also will be available to Stockholders at the meeting.

         It is important that your shares be represented and voted at the Meeting. Please mark, sign, date and mail the enclosed proxy card to American Stock Transfer & Trust Company in the enclosed postage-paid envelope.

         Please take the time to vote by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience. You may revoke your proxy at any time before the vote is taken by sending to the Corporate Secretary of the Company a proxy with a later date. Alternatively, you may revoke your proxy by delivering to the Corporate Secretary of the Company a written revocation prior to the Annual Meeting or by voting in person at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. WE URGE EACH STOCKHOLDER TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.


                                      By Order of the Board of Directors

                                      /s/ David E. Fleming
                                      David E. Fleming
                                      Senior Vice President, General Counsel
                                      And Secretary
New York, New York
April 24, 2003

                             [WARREN RESOURCES LOGO]

                             WARREN RESOURCES, INC.
                          489 Fifth Avenue, 32nd Floor
                               New York, NY 10017
                                 April 24, 2003
                                 PROXY STATEMENT

                     FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 21, 2003

         Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2003 Annual Meeting of Stockholders of Warren Resources, Inc. (the "Company"). You are invited to attend our Annual Meeting of Stockholders which will be held at The Cornell Club, 6 East 44th Street, New York, NY 10017 on May 21, 2003, at 9:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

         We are first sending the proxy materials to Stockholders on or about April 25, 2003. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

         Stockholders will be admitted to the Annual Meeting beginning at 9:30 a.m. Only Stockholders are invited to attend the Annual Meeting. Proof of ownership of Warren Resources common stock, as well as a form of personal identification, may be requested in order to be admitted to the Meeting. If you are a Stockholder of record, your name can be verified against our Stockholder list. If your shares are held in the name of a bank, broker or other holder of record, and you plan to attend the Meeting, you must present proof of your ownership of Warren Resources stock, such as a bank or brokerage account statement, to be admitted to the Meeting. No cameras, recording equipment or electronic devices will be permitted in the Meeting and large bags, briefcases or packages may be subject to inspection.

         Your vote is very important. Please take the time to vote by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

Vote Required And Method Of Counting Votes

         Number of Shares Outstanding. Only owners of record of shares of Common Stock at the close of business on April 17, 2003, are entitled to notice of and to vote at the meeting, or at adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Common Stock held. On April 17, 2003, there were 17,569,320 shares of Common Stock issued and outstanding.

         Quorum. A quorum is present if at least a majority of the outstanding shares of common stock on the record date is present in person or by proxy.

         Vote Required. A plurality of the votes cast is required for the election of directors and ratification of the appointment of auditors. This means that the seven director nominees with the most votes are elected. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of directors.

                         ITEM 1 - ELECTION OF DIRECTORS


Board of Directors

         The Stockholders elect the members of the Board of Directors annually. The Bylaws provide that the Company shall have no less than three nor more than nine directors. Seven directors will be elected at the 2003 Annual Meeting for a one-year term expiring at the 2004 Annual Meeting. The Board of Directors has nominated each of Anthony Coelho, Dominick D'Alleva, Lloyd Davies, Marshall Miller, Thomas Noonan, Michael R. Quinlan and Norman F. Swanton to stand for reelection at the meeting to hold office until our 2004 Annual Meeting. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors. Each nominee elected as a Director will continue in office until his successor has been elected and qualified, or until his earlier resignation, death or retirement.

The Board of Directors recommends a vote FOR the election of each of the following:

            DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2004

         Anthony L. Coelho, age 60, joined our Board as an independent director in May 2001 and serves on the audit and corporate governance committees of the Board. From December 2000 to the present, Mr. Coelho has devoted his time to serving on the boards of directors listed below and as an independent consultant and adviser. From 1998 through November 2000, he served as the General Chairman for the U.S. Presidential campaign of Vice President Al Gore. From 1995 to 1998, he was Chairman and Chief Executive Officer of ETC w/tci, Inc. an education and training technology company in Washington, D.C. and from 1990 to 1995, he served as President and CEO of Wertheim Schroeder Investment Services, Inc. From 1978 to 1989, he served five terms in the U.S. Congress, representing the State of California as a member of the U.S. House of Representatives. During his congressional terms, he served as Democratic Majority Whip from 1987 to 1989 and authored the Americans with Disabilities Act. Congressman Coelho was also appointed chairman of the President's Committee on the Employment of People with Disabilities by President Clinton. Congressman Coelho has served on a number of corporate boards, including AutoLend Group, Kaleidoscope Network, Inc., LoanNet, LLC, Pinnacle Global Group, Inc. and as chairman of ICF Kaiser International, Inc. He currently serves on the boards of ColumbusNewport, LLC, Cadiz, Inc., Cyberonics, Inc., DeFrancesco & Sons, Inc., Kistler Aerospace Corporation, Ripplewood Holdings, LLC, Service Corporation International, a publicly traded company, and MangoSoft, Inc. Congressman Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964.

         Dominick D'Alleva, age 51, was our Secretary until September 2002 and has been a director since June 1992. He serves on the corporate governance committee of the Board. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC, a privately owned New York limited liability company involved in the acquisition and financing of real estate. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms, where he negotiated contracts for the acquisition and financing of commercial real estate. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation, which engaged in energy, retail and financial services businesses. From 1980 to 1983 he was Associate Counsel of Damson Oil Corporation. From 1977 to 1980 he was an associate with Simpson, Thatcher & Bartlett specializing in securities and corporate law. Mr. D'Alleva received a Bachelor of Arts degree Summa Cum Laude from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977.

         Lloyd G. Davies, age 66, joined the board of directors in July 2001 and serves on the audit committee and compensation committee of the Board. For the past seven years Mr. Davies has been retired. From 1992 through 1994, Mr. Davies was the Assistant Division Manager for the Western U.S. area for Texaco. Prior to that, from 1990 through 1992, Mr. Davies was the Manager and Director of Operations for Texaco's Far East Operations Division. During those years, he also served on several of Texaco's subsidiaries' board of directors in the Far East. Mr. Davies received a Bachelor of Science Degree in Petroleum Engineering from the University of Oklahoma in

1958. In 1966, he received a Master of Science Degree in Petroleum Engineering with a Minor in Math from the University of Texas.

         Marshall Miller, age 52, joined the Board as an independent director in February 1998 and serves on the audit committee and compensation committee of the Board. Mr. Miller was an Executive Vice President of Wells Fargo Bank in San Francisco until retiring in 2000. From 1983 to 2000, Mr. Miller served in various senior management capacities with several financial institutions including Fair, Isaac Companies, Providian Financial Corporation and Wells Fargo Bank and specialized in advanced computer systems for credit risk management. Mr. Miller received a Bachelor of Arts Degree in Mathematics from the University of California at Berkley and a Masters of Science Degree from Stanford University in 1976.

         Thomas G. Noonan, age 64, joined the Board as a director in November 1997 and serves on the compensation committee of the Board. From 1980 to 1997, he served as Manager of Quality Assurance for Mars Inc., an international food and candy company. From 1961 to 1979, he was a microbiologist for the Environmental Department of the State of New York. Mr. Noonan received a Bachelor of Science degree from Fordham University in New York in 1959. He is the brother-in-law of Mr. Swanton.

         Michael R. Quinlan, age 58, joined the Board as a director in January 2002 and serves on the corporate governance committee of the Board. From 1963 to the present Mr. Quinlan has been employed by the McDonald's Corporation. In 1979, Mr. Quinlan was appointed to the board of directors of McDonald's and served as the Chairman of the Board and Chief Executive Officer from 1990 to 1998. From 1998 to 1999, he served as Chairman of the Board of McDonald's Corporation. From 1987 to 1990, he served as the President and Chief Executive Officer. Currently he serves as the Chairman of the Executive Committee. Mr. Quinlan is chairman of the board of trustees of both Ronald McDonald House Charities and Loyola University Chicago. Additionally, he is a member of the board of trustees of Loyola University Health System. He is also on the board of directors of Dun and Bradstreet Corporation and the May Department Stores Company. Mr. Quinlan earned a Bachelor of Science degree in 1967 and a Master's of Business Administration from Loyola University Chicago in 1970. He has been awarded Honorary Doctors of Law Degrees from Loyola University Chicago, Elmhurst College and Illinois Benedictine College.

         Norman F. Swanton, age 64, is and has been our President, Chairman of the Board and Chief Executive Officer since Warren Resources, Inc. was founded in June 1990. From October 1986 to 1990, he served as an independent financial advisor, arranging debt restructuring, new credit facilities, leveraged buy-out financing, debt-for-equity exchanges, equity financing, reorganization consulting and providing other financial services. From 1972 to 1985, he served as Chairman of the Board, President and Chief Executive Officer of Swanton Corporation, a publicly held company engaged in investment banking, securities brokerage, insurance premium financing, securities industry consulting and energy operations; Chairman of the Board and founder of NFS Services, Inc., a corporation engaged in providing credit, operations and regulatory consulting; Chairman of the Board of Swanton, Shoenberg Hieber, Inc., a New York Stock Exchange member firm; Chairman of the Board of Swanton Swartwood Hess, Inc., a NASD member firm; and President and founder of Low Sulphur Fuel Company, a marine terminal residual fuel oil blending operation combined with crude oil-for-product exchange activities on behalf of West Coast utility companies. From 1961 to 1972, he served as an executive officer for Glore, Forgan, Staats, Inc. and a divisional controller for Hayden Stone, Inc. which were New York Stock Exchange member securities and underwriting firms. He also served as a principal consultant to the Trust Fund of the New York Stock Exchange serving as its representative in the liquidation of several former New York Stock Exchange member firms. Mr. Swanton received his Bachelor of Arts Degree with honors in History and Political Science from Long Island University in 1962 and attended Bernard Baruch Graduate School of Business in a graduate degree program in Accountancy and Finance from 1963 to 1966. He is the brother-in-law of Thomas G. Noonan.

                              CORPORATE GOVERNANCE

         Warren has always taken the issue of corporate governance seriously. The Board is comprised of a majority of independent directors and the Audit Committee, the Compensation Committee and the Corporate Governance Committee are comprised entirely of independent directors.

         Audit Committee. The audit committee is comprised entirely of non-employee directors. The audit committee reviews the preparation of and the scope of the audit of our annual consolidated financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors, and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. This committee has direct access to the independent auditors and counsel to Warren and performs such other duties relating to the maintenance of the proper books of account and records of Warren and other matters as the board of directors may assign from time to time. We intend to maintain an audit committee consisting of at least three independent directors. Independent directors are persons who are, among other things, neither officers nor employees of Warren or its subsidiaries or any other person who has a relationship with any person or entity which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Audit Committee consists of Messrs. Miller, Coelho and Davies. Mr. Miller currently acts as chairman of the audit committee.

         Compensation Committee. The compensation committee consists of Messrs. Davies, Miller and Noonan. Mr. Noonan will be the chairman of the committee. The compensation committee has sole authority to administer our stock option plans. The compensation committee also reviews and makes recommendations regarding the compensation levels of the company's executive officers.

         As a result of the recent enactment of the Sarbanes-Oxley Act of 2002 and proposed New York Stock Exchange and Nasdaq Stock Market, Inc. rules, in March 2003 the Board appointed an independent Corporate Governance Committee and has adopted written charters for all three independent committees that provide, among other things, for an annual self-evaluation. In addition, the Board has adopted (1) a Code of Business Conduct, and (2) a Code of Ethics for the Senior Financial Officers.

         Corporate Governance Committee. In March 2003, the Board appointed Messrs. Quinlan, D'Alleva and Coelho as members of our Corporate Governance Committee, with Mr. Quinlan as serving as chairman.

         The purposes of the Corporate Governance Committee include without limitation to:

          o assist the Board in identifying qualified individuals to become directors;
          o recommend to the Board qualified director nominees for election at the stockholders' annual meeting; o determine membership on the Board committees;
          o    recommend Corporate Governance guidelines;
          o conduct annual self-evaluations of the Board and the Corporate Governance Committee; and
          o report annually to the Board on the Chief Executive Officer succession plan.

Code of Business Conduct for All Directors, Officers and Employees

         The Board has adopted a Code of Business Conduct for all directors, officers and employees. It is the responsibility of every Company director, officer and employee to maintain a commitment to high standards of conduct and ethics. It is the intent of the Code of Business Conduct to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website at www.warrenresourcesinc.com.

Code of Ethics for Senior Financial Officers

         The Board has also adopted a separate Code of Ethics for our Chief Executive Officer and Chief Financial Officer ("Senior Financial Officers' Code"). Each of the covered officers has to certify on an annual basis that the officer shall:

          o Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.
          o Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable.
          o Comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.
          o Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer's independent judgment to be subordinated.
          o Respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information, acknowledging that confidential information acquired in the course of business is not to be used for personal advantage.
          o Proactively promote ethical behavior among employees at Warren and as a responsible partner with industry peers and associates.
          o Maintain control over and responsibly manage all assets and resources employed or entrusted to the officer by Warren.
          o Report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Senior Officers' Code or the Code of Business Conduct.

         There shall be no waiver of any part of the Senior Financial Officers' Code except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of the Senior Financial Officers' Code is granted, the notice of such waiver shall be posted on our website at www.warrenresourcesinc.com. A copy of the Senior Financial Officers' Code that has been adopted by the Board of Directors is attached to this Annual Report as
Exhibit 14 and is available on our website at www.warrenresourcesinc.com.

Meetings of the Board of Directors

         During 2002, the board of directors met four times. At least 80% of the directors attended each meeting.

Compensation of Directors

         Directors who are also employees of Warren receive no additional compensation for their services as directors. Directors who are not employees of Warren receive $1,000 for each meeting of the board of directors or committees of the board of directors which they attend, and are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with the attendance at such meetings. Until Warren becomes a publicly traded company, each director receives:

          o options to purchase 25,000 shares of our common stock exercisable at the then current fair market price for a period of five years upon becoming a member of the board;

          o options to purchase 10,000 shares of our common stock for each year of service thereafter, exercisable at the then current fair market price for a period of five years; and

          o options to purchase 10,000 shares of our common stock for each year of service as a member of a Board committee, exercisable at the then current fair market price for a period of five years

After Warren becomes a publicly traded company, each non-employee director shall receive:

          o    an annual retainer fee of $10,000;

          o options to purchase 10,000 shares of our common stock exercisable at the then current fair market price for a period of five years, upon becoming a member of the board; and

          o options to purchase 5,000 shares of our common stock for each year of service thereafter, exercisable at the then current fair market price for a period of five years.


        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our common stock as of April 24, 2003 by:

          o    each of our directors;

          o    our chief executive officer;

          o our four most highly compensated executive officers other than our chief executive officer; and

          o    all directors and executive officers as a group.

As of April 24, 2003, we do not know of any other person to own beneficially more than 5% of our common stock.

         Unless otherwise indicated, each person named in the table has sole voting power and investment power, or shares this power with his or her spouse, with respect to all shares of our common stock listed as owned by such person. The table includes all shares beneficially owned by each stockholder, which includes any shares as to which the individual has sole or shared voting power or investment power and any shares which the individual has the right to acquire within 60 days of April 24, 2003 through the exercise of any stock option or other right.

                                                                      Shares of Common Stock
                      Name of Beneficial Owner                       Beneficially Owned(  3)        Ownership
-------------------------------------------------------------------- ------------------------- ---------------------
Norman F. Swanton(1) (2)                                             2,504,733                        14.3%
Timothy A. Larkin(2)                                                 50,000                           *
David E. Fleming(2)                                                  10,000                           *
Ellis G. Vickers                                                     -0-                              *
Dominick D'Alleva                                                    55,521                           *
Jack B. King                                                         -0-                              *
Anthony L. Coelho                                                    25,000                           *
Lloyd G. Davies                                                      25,000                           *
Marshall Miller                                                      749,000                          4.3%
Thomas G. Noonan (4)                                                 747,333                          4.3%
Michael R. Quinlan                                                   103,000                          *
                                                                     ---------
All directors and executive officers as a group (11 persons)         4,269,587

*Less than 1% of the outstanding common stock.

___________________________________________

(1) Does not include 361,000 shares of common stock owned by the Swanton Family Trust and 368,000 shares of common stock owned by the Virginia Trust of Eire, as to which Mr. Noonan and his wife are the trustees. The nieces and nephews of Mr. Swanton are the sole beneficiaries of these trusts. Mrs. Noonan is Mr. Swanton's sister. Includes 50,000 shares owned by a charitable foundation for which Mr. Swanton is a trustee.

(2) Effective on October 1, 2002, in order to improve the capital structure of the company, Mr. Swanton voluntarily surrendered and terminated his previously outstanding 600,000 stock options exercisable at $10.00 per share, Mr. Larkin voluntarily surrendered and terminated his previously outstanding 676,875 stock options exercisable at $10.00 per share, Mr. Fleming voluntarily surrendered and terminated his previously outstanding 150,000 stock options exercisable at $10.00 per share and Mr. Vickers voluntarily surrendered and terminated his previously outstanding 150,000 stock options exercisable at $10.00 per share.

(3) Does not include stock options recently approved by the Compensation Committee in 2003 but not yet issued to the following intended beneficiaries exercisable at $4.00 per share for a period ending April 2008 as follows: 300,000 for Norman Swanton; 310,750 for Timothy Larkin; 66,000 for David Fleming; 66,000 for Ellis Vickers; 157,252 for Jack King; 20,000 for Thomas Noonan; 20,000 for Dominick D'Alleva; 20,000 for Marshall Miller; 20,000 for Anthony Coelho; and 20,000 for Lloyd Davies.

(4) Includes 361,000 shares of common stock owned by the Swanton Family Trust and 368,000 shares of common stock owned by the Virginia Trust of Eire. Mr. Noonan and his wife are the trustees of these trusts. The nieces and nephews of Mr. Swanton are the sole beneficiaries of these trusts. Mr. Noonan disclaims beneficial ownership of the shares of common stock held by the Swanton Family Trust and the Virginia Trust of Eire.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company during and with respect to its most recently completed fiscal year, the Company believes that all transactions by reporting persons during 2002 were reported on a timely basis.

                             EXECUTIVE COMPENSATION


         The following table sets forth the total compensation earned by our chief executive officer and each of the four most highly compensated other executive officers who received annual compensation in excess of $100,000 for the year ended December 31, 2002. We refer to these officers as our named executive officers. The compensation set forth in the table below for the fiscal years ended December 31, 2002, 2001 and 2000 does not include medical, group life or other benefits which are available to all of our salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.


                                               Summary Compensation Table

                                                    Annual Compensation            Long-Term Compensation Awards
                                                    -------------------            -----------------------------
                                                                                    Securities
                                                                    Other Annual    Underlying      All Other
Name and Principal Position       Year      Salary      Bonus(1)   Compensation(2)   Options       Compensation
---------------------------       ----      ------      --------   ---------------   -------       ------------
Norman F. Swanton                 2002       $375,000     $187,500    $16,274          -0-             -0-
   Chief Executive Officer and    2001        375,000      220,000    $18,814       600,000(3)         -0-
   Chairman of the Board          2000        150,000      375,000      -0-            -0-             -0-

Timothy A. Larkin                 2002       $200,000     $100,000      $819           -0-             -0-
   Senior Vice President and      2001        185,000       92,500      $819        676,875(3)         -0-
   Chief Financial Officer        2000        155,000      134,333      -0-            -0-             -0-


David E. Fleming                  2002       $210,000     $105,000      -0-            -0-             -0-
    Senior Vice President,        2001        105,000      26,250       -0-         150,000(3)         -0-
    General Counsel and
    Secretary


Ellis Vickers                     2002       $210,000     $105,000      -0-            -0-             -0-
    Senior Vice President-        2001        105,000       26,250      -0-         150,000(3)         -0-
    Land Management &
   Regulatory Affairs and
   Associate General Counsel


Jack B. King                      2002       $200,000          -0-      -0-            -0-             -0-
   Vice President and Director    2001        200,000          -0-      -0-         380,630(3)         -0-
   of National Sales and          2000        150,000     $346,186      -0-            -0-             -0-
   Marketing

(1) Bonus amounts reported for 2002, 2001 and 2000 include bonuses earned in the reported year and actually paid in the subsequent year.

(2) Amounts reflect insurance premiums paid by the company during the covered fiscal year with respect to life insurance for the benefit of the named executive officer or his designee.

(3) On October 1, 2002, in order to improve our capital structure senior management and other employees voluntarily surrendered to the company and terminated 2,255,783 stock options issued in 2001 that were exercisable at $10.00 per share through September 4, 2006.

Option Grants in Last Fiscal Year

         No stock options to purchase shares of our common stock were granted to the named executive officers during the fiscal year ended December 31, 2002.

Employment Agreements

         We entered into an employment agreement on July 1, 2001 with Mr. Norman
F. Swanton, our Chairman and Chief Executive Officer, that provides for a salary of $375,000 per year, guaranteed annual bonus compensation equal to 50% of his annual base salary, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the board of directors. The employment agreement also provides that all stock options held by Mr. Swanton are subject to accelerated vesting in the event of his termination without cause or in the event of a change of control. Under his employment agreement, Mr. Swanton is entitled to receive stock options to purchase 600,000 shares of common stock at the exercise price of $10.00 per share for a period expiring five years from date of issuance. On October 1, 2002, in order to improve the capital structure of the company, Mr. Swanton voluntarily surrendered and terminated his 600,000 stock options. If Mr. Swanton's employment is terminated without cause, Mr. Swanton is entitled to termination compensation equal to the greater of two years annual base salary, plus the bonus amount paid in the preceding fiscal year, or all of the base salary for the remainder of the employment term, plus the preceding year's bonus compensation. Mr. Swanton's employment agreement automatically renews on each anniversary of the effective date after the initial three year employment term, for an additional one year unless we notify Mr. Swanton in writing 90 days prior to such anniversary that we will not be renewing his employment agreement.

         We entered into an employment agreement on July 1, 2001 with Mr. Timothy A. Larkin, our Senior Vice President and Chief Financial Officer, that provides for a salary of $185,000 per year, guaranteed annual bonus compensation equal to 50% of his annual base salary, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the board of directors. The employment agreement also provides that all stock options held by Mr. Larkin are subject to accelerated vesting in the event of his termination without cause or in the event of a change of control. Under his employment agreement, Mr. Larkin is entitled to receive stock options to purchase 676,875 shares of common stock at the exercise price of $10.00 per share for a period expiring five years from date of issuance. On October 1, 2002, in order to improve the capital structure of the company, Mr. Larkin voluntarily surrendered and terminated his 676,875 stock options. If Mr. Larkin's employment is terminated without cause, Mr. Larkin is entitled to termination compensation equal to the greater of two years annual base salary, plus the bonus amount paid in the preceding fiscal year, or all of the base salary for the remainder of the employment term, plus the preceding year's bonus compensation. Mr. Larkin's employment agreement automatically renews on each anniversary of the effective date after the initial three year employment term, for an additional one year unless we notify Mr. Larkin in writing 90 days prior to such anniversary that we will not be renewing his employment agreement.


         We entered into an employment agreement on June 25, 2001 with Mr. David
E. Fleming, our Senior Vice President and General Counsel, that provides for a salary of $210,000 per year, guaranteed annual bonus compensation equal to 50% of his annual base salary, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the board of directors. The employment agreement is for an initial three-year term and also provides that all stock options held by Mr. Fleming are subject to accelerated vesting in the event of his termination without cause or in the event of a change of control. Under his employment agreement, Mr. Fleming is obligated to devote sixty (60%) percent of his business time to the performance of his duties and responsibilities to Warren. Mr. Fleming is entitled to receive stock options to purchase 150,000 shares of common stock at the exercise price of $10.00 per share for a period expiring five years from date of issuance. However, on October 1, 2002, in order to improve the capital structure of the company, Mr. Fleming voluntarily surrendered and terminated his 150,000 stock options. If Mr. Fleming's employment is terminated without cause, Mr. Fleming is entitled to termination compensation equal to the greater of two years annual base salary, plus the bonus amount paid in the preceding fiscal year, or all of the base salary for the remainder of the employment term, plus the preceding year's bonus compensation. If terminated with or without cause, the officers can maintain all unvested options provided by the equity incentive plan or, at their option, sell them back to us. Mr. Fleming's employment agreement automatically renews on each anniversary of the effective date after the initial three year employment term, for an additional one year unless we notify Mr. Fleming in writing 90 days prior to such anniversary that we will not be renewing his employment agreement.

          We entered into an employment agreement on September 1, 2001 with Mr. Ellis Vickers, our Senior Vice President - Land Management & Regulatory Affairs and Associate General Counsel, that provides for a salary of $210,000 per year, guaranteed annual bonus compensation equal to 50% of his annual base salary, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the board of directors. The employment agreement is for an initial three-year term and also provides that all stock options held by Mr. Vickers are subject to accelerated vesting in the event of his termination without cause or in the event of a change of control. Under his employment agreement, Mr. Vickers is entitled to receive stock options to purchase 150,000 shares of common stock at the exercise price of $10.00 per share for a period expiring five years from date of issuance. On October 1, 2002, in order to improve the capital structure of the company, Mr. Vickers voluntarily surrendered and terminated his 150,000 stock options. If Mr. Vickers's employment is terminated without cause, Mr. Vickers is entitled to termination compensation equal to the greater of two years annual base salary, plus the bonus amount paid in the preceding fiscal year, or all of the base salary for the remainder of the employment term, plus the preceding year's bonus compensation. If terminated with or without cause, the officers can maintain all unvested options provided by the equity incentive plan or, at their option, sell them back to us. Mr. Vickers' employment agreement automatically renews on each anniversary of the effective date after the initial three year employment term, for an additional one year unless we notify Mr. Vickers in writing 90 days prior to such anniversary that we will not be renewing his employment agreement.



Employee Benefit Plans

2000 Equity Incentive Plan for Employees of Warren E&P, Inc. ("Warren E&P"), formerly Petroleum Development Corporation,

         Introduction. Our 2000 Equity Incentive Plan for Employees of Warren E&P was adopted by the board in September 2000 and was amended by the board in September 2001, and approved by our Stockholders on September 5, 2002. Any awards granted before Stockholder approval of the plan are subject to, and may not be exercised or realized before, approval of the plan by the Stockholders. The plan is administered by our compensation committee.

         Share Reserve. 1,975,000 shares of common stock have been authorized for issuance under the plan. In addition, no participant in the plan may be granted stock options and direct stock issuances for more than 750,000 shares of common stock in total per calendar year.

         Awards.  The plan provides for the following types of awards:


         o eligible individuals in the employ of, or rendering services to, Warren E&P and its subsidiaries may be granted options to purchase shares of common stock at an exercise price determined by the compensation committee;

         o eligible individuals may be issued shares of common stock that may be subject to certain restrictions and conditions directly through the purchase of shares at a price determined by the compensation committee.

         Plan Features.  The plan will include the following features:

         o eligible participants under the plan are employees, consultants and directors of Warren E&P and its subsidiaries.

         o the plan sets forth various restrictions upon the exercise of awards. The compensation committee has the discretion to alter any restrictions or conditions upon any awards.

         o the exercise price for any options granted under the plan may be paid in cash, by certified or cashier's check or, if acceptable to the compensation committee, in property valued at fair market value, by delivery of a promissory note, or in currently owned shares of common stock valued at fair market value on the last business day prior to the date of exercise. An option may, in the discretion of the compensation committee, be exercised through a sale or loan program with a broker acceptable to the compensation committee without any cash outlay by the optionee.

         o        grants of restricted stock awards can be made to participants.
                  Restricted stock awards may be subject to certain restrictions, vesting requirements or other conditions, including the attainment of performance goals.

         o if a participant's employment is terminated for any reason other than cause, including death or disability, any vested options held by the participant will remain exercisable for a specified period of time after the termination. If a participant's employment is terminated for cause, all outstanding options held by the participant will expire immediately. If a participant's employment is terminated for any reason other than cause, any unvested restricted stock awards will generally be forfeited unless the compensation committee provides otherwise. If a participant's employment is terminated for cause, all restricted stock awards will be forfeited. Warren may require the return of any dividends previously paid on the restricted stock and, in all events, will repay to the participant (or the participant's estate) any amounts paid for the restricted stock awards.

         Change in Control. In the event that Warren or Warren E&P is acquired by merger, consolidation, asset sale or equity sale, outstanding options will be assumed, or equivalent options will be issued by the successor corporation. If the successor corporation refuses to assume or substitute the options, the compensation committee may accelerate the participants' rights to exercise for a limited period of time after which the options would terminate. With respect to restricted stock awards, the compensation committee could also elect to terminate any vested awards in exchange for cash payments.

         Recapitalization or Reorganization. In the event of a recapitalization or reorganization of Warren or of Warren E&P that does not constitute a change-in-control as described above, a participant will be entitled to receive, upon exercising an option, that which the participant would have received had the participant exercised prior to the recapitalization or reorganization.

         Amendment. The board may amend or modify the 2000 Plan at any time, pending any required Stockholder approval. The 2000 Plan will terminate no later than September 1, 2010.

         As of December 31, 2002, nonqualified stock options to purchase 1,190,000 shares of our common stock were granted to eligible persons pursuant to this plan at exercise prices of $4.00 and $10.00 per share. All of these options are vested. None of these options has been exercised. The shares that may be issued pursuant to the exercise of an option awarded under this plan have not been registered under the Securities Act of 1933.

2001 Stock Incentive Plan

         Introduction. Our 2001 Stock Incentive Plan was adopted by the board in September 2001 and approved by our Stockholders on September 5, 2002. Any awards granted before Stockholder approval of the plan are subject to, and may not be exercised or realized, before approval of the plan by the Stockholders. The plan will be administered by our compensation committee.

         Share Reserve. A total of 2,500,000 shares of our common stock have been authorized for issuance of options under the plan. In addition, no participant in the plan may be granted stock options, separately exercisable stock appreciation rights, direct stock issuances and stock units for more than 750,000 shares of our common stock in total per calendar year.

         Programs.  The plan is divided into three separate programs:

          o an option grant program under which eligible individuals may be granted options to purchase shares of common stock at an exercise price determined by the compensation committee;

          o a stock appreciation rights program under which eligible individuals may be granted rights to receive payments equal to the fair market value of shares of common stock to which the right is subject on the date of exercise over the fair market value of such shares of common stock on the date of grant; and

          o a stock issuance program under which eligible individuals may be issued shares of common stock directly through the purchase of shares at a price determined by the compensation committee, or units representing such shares.


         Plan Features.  The plan includes the following features:

          o eligible individuals under the plan are employees, consultants and directors of Warren and our subsidiaries.

          o the plan sets forth various restrictions upon the exercise of awards. Our compensation committee has the discretion to accelerate the vesting or exercisability of options under certain events.

          o the exercise price for any options granted under the plan may be paid in cash or, if acceptable to the compensation committee, in currently owned shares of common stock valued at fair market value on the exercise date. The option may, in the discretion of the compensation committee, be exercised through a sale or loan program with a broker acceptable to the compensation committee without any cash payment by the option holder.

          o deferred compensation stock options may be issued under the stock option program. These options will provide a means by which compensation payments can be deferred to future dates, with the number of shares of common stock subject to a deferred compensation stock option being determined by the compensation committee in accordance with a formula where the number of shares subject to the option is equal to the amount of compensation to be deferred divided by the excess of the fair market value of the common stock at the time of exercise over the exercise price of the option.

          o stock appreciation rights may be separately issued entitling a participant to receive an amount equal to the excess of the fair market value of the shares of common stock subject to such right on the date of exercise over the fair market value of such shares on the date of grant. Payment to a participant may be made in: cash, shares of common stock, a deferred compensation option, or any combination of the above, as the compensation committee shall determine.


          o outright grants of stock awards, as well as grants of restricted stock awards and restricted stock units can be made to participants. In order for a participant to vest in an award of either restricted stock or a restricted stock unit, the participant must generally provide services for a continuous period of not less than two years. A participant shall be entitled to receive payment for a restricted stock unit in an amount equal to aggregate fair market value of the units covered by the award at the end of the applicable vesting restriction period, which payment can be made in: cash, shares of common stock, deferred compensation stock options, or any combination of the above, as the compensation committee shall determine.

          o if a participant's employment is terminated for any reason, including death and disability, any vested awards held by the participant will remain exercisable for a specified period of time after the termination. If a participant retires, but continues or begins to serve as a director, the participant may continue to hold any awards granted under the original terms thereof.


         Change in Control. The plan includes change in control provisions which may result in the accelerated vesting of outstanding option grants and stock issuances:

          o In the event that Warren is acquired by merger or asset sale or there is an acquisition of more than fifty percent of the capital stock of Warren by an individual, entity or group, the vesting schedule of each outstanding award will be, except to the extent specifically provided to the contrary in the instrument evidencing the award, or any other agreement between a participant and us, accelerated in part so that one-half of the number of shares subject to such award shall become immediately exercisable or realizable and the remaining one-half of such number of shares shall continue to be exercisable or realizable in accordance with the original vesting schedule.

          o In the event there is a merger of Warren, or an exchange of shares for cash, securities or other property in connection with an exchange transaction, which does not constitute a change-in-control as described above, the board shall provide that all outstanding options will be assumed or equivalent options substituted by the acquiring or succeeding corporation. With respect to all other awards, the board will determine the effect the transaction will have on such awards at the time the transaction takes place.

         Amendment. The board may amend or modify the 2001 Plan at any time, pending any required Stockholder approval. The 2001 Plan will terminate no later than September 5, 2011.

         On October 1, 2002, in order to improve our capital structure senior management and other employees voluntarily surrendered to the company and terminated stock options issued in 2001 that were exercisable at $10.00 per share through September 4, 2006. As of December 31, 2002, non-qualified stock options to purchase 324,459 shares of our common stock at the exercise price of $10.00 per share have been granted to eligible persons pursuant to this plan. None of these options has been exercised. The shares that may be issued pursuant to the exercise of an option awarded under this plan have not been registered under the Securities Act of 1933.

2001 Key Employee Stock Incentive Plan

         Our 2001 Key Employee Stock Incentive Plan was adopted by the board on September 6, 2001 and approved by our Stockholders on September 5, 2002. A total of 2,500,000 shares of our common stock have been authorized for issuance under this plan. In addition, no participant in the plan may be granted stock options, separately exercisable stock appreciated rights or direct stock issuances for more than 750,000 shares of common stock in total per calendar year. This plan will be administered by our compensation committee. The plan is modeled after the 2001 Employee Stock Incentive Plan and its terms are substantially similar except that participants eligible to be granted awards under the plan will be limited to our key employees.

         On October 1, 2002, in order to improve our capital structure senior management and other employees voluntarily surrendered to the company and terminated stock options issued in 2001 that were exercisable at $10.00 per share through September 4, 2006. As of December 31, 2002, there are no outstanding non-qualified stock options to purchase shares of our common stock pursuant to this plan. The shares that may be issued pursuant to the exercise of any option awarded by this plan have not been registered under the Securities Act of 1933.

Equity Compensation Plan Information

         The following table provides information as of December 31, 2002, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our Stockholders.

-------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                             Number of Shares      Number of securities     Weighted-average     Number of securities
                              Authorized for        to be issued upon       exercise price of     remaining available
                            Issuance under plan        exercise of        outstanding options,    for future issuance
                                                   outstanding options,    warrants and rights       under equity
                                                   warrants and rights                            compensation plans
-------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2000 Equity Incentive            1,975,000              1,190,000                 $4.65                 785,000
Plan
-------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2001 Stock Incentive Plan        2,500,000               324,459                 $10.00                2,175,541
-------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2001 Key Employee Stock          2,500,000                 -0-                     N/A                 2,500,000
Incentive Plan
-------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total                            6,975,000              1,514,459                 $5.79                5,460,541
-------------------------- ---------------------- ----------------------- ---------------------- ----------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our officers and directors own, in the aggregate, limited partnership interests valued at $2,788,333 at the time of purchase in 15 of our drilling programs. Mr. Swanton owns $528,333 of interests in twelve programs. Mr. King owns $310,000 of interests in three drilling programs. Mr. Quinlan owns $2,100,000 of interests in five programs, including a 16.67% interest one program. Other than Mr. Quinlan's interest in one drilling program, no officer or director owns greater than a 10% interest in any particular drilling program.

         Gregory S. Johnson, who had been the Executive Vice President of Warren E&P and was a Senior Vice President - Oil and Gas Operations for Warren, died in June 2002. Effective as of August 1, 2002, we entered into a Stock Redemption and Purchase Agreement with the Estate of Gregory S. Johnson to acquire 702,500 shares of our common stock owned by the estate for the price of $2.71 per share. The purchase price is payable over ten years in equal monthly installments of $13,333.34 ($160,000 per annum). Gregory S. Johnson originally obtained his common shares when we acquired Warren E&P of which he was a 50% Stockholder in September 2000. The shares being acquired are subject to a collateral escrow agreement wherein 70,250 shares will be returned to us on each anniversary date until the purchase price is paid in full on July 31, 2012. Additionally, as part of the transaction, stock options held by Mr. Johnson to acquire 400,000 shares of our common stock for a price of $4.00 per share were terminated and cancelled.


          ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


         The Audit Committee has appointed Grant Thornton LLP to serve as independent auditors for the fiscal year ending December 31, 2003, subject to ratification of the appointment by the Stockholders. Grant Thornton LLP has served as the Company's independent auditors for many years and is considered by management to be well qualified.

         For many years, the Company has had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of the Nasdaq Stock Market and the New York Stock Exchange. In 2002, the Committee met four times. The Committee has adopted, and annually reviews, a charter outlining the practices it follows; a copy of the charter is attached as Appendix A to this proxy statement. The charter complies with all current regulatory requirements.

                             Audit Committee Report

         Our committee has reviewed and discussed Warren Resources' audited financial statements for 2002 with Warren Resources' management. We have discussed with the independent auditors, Grant Thornton LLP ("Grant Thornton"), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from Grant Thornton as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with Grant Thornton its independence.

         Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements for Warren Resources be included in the Company's Annual Report on Form 10-K for 2002 for filing with the Securities and Exchange Commission.

Dated: March 27, 2003

                                            Marshall Miller, Chairman
                                            Lloyd Davies
                                            Anthony Coelho





                          Audit Fees and All Other Fees

     Audit Fees

         Fees for audit services totaled approximately $195,973 in 2002 and approximately $130,000 in 2001, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and statutory audits required internationally.

     Tax

         Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $16,835 in 2002 and $90,500 in 2001.

     All Other Fees

         Fees for all other services not described above totaled approximately $95,419 in 2002 and $257,053 in 2001, principally including services related to the Company's aborted initial public offering.

         We have been advised by Grant Thornton LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

         Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting of Stockholders. If the Stockholders should not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment.

                    The Board of Directors recommends a vote

                                       For

                     The ratification of the appointment of
                  Grant Thornton LLP as independent auditors.


                            EXPENSES OF SOLICITATION

         We bear all expenses incurred in connection with the solicitation of proxies. We have engaged various firms to assist with the solicitation of proxies for estimated fees of $5,000 plus expenses.

         We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

         Our Directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.


                PROPOSALS OF STOCKHOLDERS FOR 2004 ANNUAL MEETING

         We must receive proposals of Stockholders intended to be presented at the 2004 Annual Meeting of Stockholders on or before January 31, 2004, in order for the proposals to be eligible for inclusion in our proxy statement and proxy relating to that meeting. These proposals should be sent to the Secretary by fax to (212) 697-9466 or by mail to the Office of the Secretary, Warren Resources, Inc., 489 Fifth Avenue, 32nd Floor, New York, NY 10017 or by e-mail to dfleming@warrenresourcesinc.com.

         According to our By-Laws, a proposal for action to be presented by any Stockholder at an annual meeting of Stockholders shall be out of order and shall not be acted upon unless:

     o Specifically described in our notice to all Stockholders of the meeting and the matters to be acted upon thereat, or

     o The proposal shall have been submitted in writing to the Secretary at the above fax number or mailing address or e-mail address and received at our principal executive offices prior to January 31, 2004, and such proposal is, under law, an appropriate subject for share-owner action.


                                  HOUSEHOLDING

         As permitted by the 1934 Act, only one copy of this proxy statement is being delivered to Stockholders residing at the same address, unless such Stockholders have notified the Company of their desire to receive multiple copies of the proxy statement.

         The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any Stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, by phone (212) 697-9660 or by fax at (212) 697-9466 or by mail to Investor Relations, Warren Resources, Inc., 489 Fifth Avenue, 32nd Floor, New York, NY 10017 or by e-mail to investorrelations@warrenresourcesinc.com.

                                OTHER INFORMATION

         Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.

         As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

         The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to Stockholders by its authority.

                          /s/ David E. Fleming
                          David E. Fleming
                          Senior Vice President, General Counsel and Secretary
New York, New York
April 24, 2003

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER


Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a "financial expert" as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss quarterly reports from the independent auditors on:

         (a) All critical accounting policies and practices to be used.

         (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

         (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

10. Review and evaluate the lead partner of the independent auditor team.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Oversight of the Company's Internal Audit Function

14. Review the appointment and replacement of the senior internal auditing executive.

15. Review the significant reports to management prepared by the internal auditing department and management's responses.

16. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

17. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

18. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct and Ethics.

19. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                   PROXY CARD

                             WARREN RESOURCES, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


         The undersigned holder of Common Stock of Warren Resources, Inc., a Delaware corporation (the "Company"), revoking all proxies heretofore given, hereby appoints Lloyd Davies, Thomas Noonan and Michael Quinlan, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side, all of the shares of stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held on Wednesday, May 21, 2003 at 9:30 a.m. local time, at The Cornell Club, 6 East 44th Street, New York, New York 10017, and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given. Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR the proposal set forth on the reverse side.

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             WARREN RESOURCES, INC.

                                  May 21, 2003

                                  COMMON STOCK

                           Please date, sign and mail
                             Your proxy card in the
                            envelope provided as soon
                                  as possible.


                Please detach and mail in the envelope provided.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X


1. ELECTION OF DIRECTORS

                                               NOMINEES

[_] FOR ALL NOMINEES.                  [_] Anthony Coelho
                                       [_]  Dominick D'Alleva
[_] WITHHOLD AUTHORITY                 [_]  Lloyd Davies
    FOR ALL NOMINEES..                 [_]  Marshall Miller
                                       [_]  Thomas Noonan
                                       [_]  Michael R. Quinlan
[_] FOR ALL EXCEPT                     [_]  Norman F. Swanton
    (see instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold as shown here [X]

2. APPOINTMENT OF AUDITORS

For the ratification of the appointment of Grant Thornton LLP as the Company's auditors for the year 2003:

[_] FOR              [_]  AGAINST         [_]  ABSTAIN

Printed Name of Stockholder: ______________________________

Number of Shares Owned:_________________________________

Signature of Stockholder: __________________________ Date:____________________

Signature of Stockholder: __________________________ Date:____________________